UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

AQUA AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 2, 2019.

AQUA AMERICA, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 4, 2019
Date: May 2, 2019 Time: 8:00 a.m., Local Time
	Location:	The Omni Richmond Hotel
100 South 12th Street
Richmond, VA 23219
AQUA AMERICA, INC. 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online:
Have the information that is printed in the box marked by the arrow →	XXXX XXXX XXXX XXXX	(located on the following page) and
visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
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* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →
XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the
arrow →	XXXX XXXX XXXX XXXX	(located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR
all of the nominees listed:

1.	To consider and take action on the election of seven nominees for directors:

Nominees:

01)	Elizabeth B. Amato	05)	Ellen T. Ruff
02)	Nicholas DeBenedictis	06)	Lee C. Stewart
03)	Christopher H. Franklin	07)	Christopher Womack
04)	Daniel J. Hilferty

The Board of Directors recommends you vote FOR the following proposals:

2.	To consider and take action on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2019 fiscal year;

3.	To approve an advisory vote on the compensation paid to the Company's named executive officers for 2018.

4.	To approve the Amended and Restated Omnibus Equity Compensation Plan.

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

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